EXHIBIT 10.1




(logo omitted)   FINANCIAL                                  FINANCIAL GUARANTY
                 SECURITY                                     INSURANCE POLICY
                 ASSURANCE(R)

Trust: As described in Endorsement No. 1                    Policy No.: 50823-N
Certificates: $325,000,000 New Century Home           Date of Issuance: 6/24/99
              Equity Loan Trust, Series
              1999-NCA,  Class A-1,  Class A-2,
              Class A-3, Class A-4, Class A-5,
              Class A-6,'Class A-7 and Class A-8IO

     FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

     Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

     Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                    FINANCIAL SECURITY ASSURANCE INC.



                                    By
                                      -------------------------------
                                            AUTHORIZED OFFICER



A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022                      (212) 826-0100

Form 101 NY (5/89)

                             ENDORSEMENT NO. 1 TO
                      FINANCIAL GUARANTY INSURANCE POLICY


FINANCIAL SECURITY ASSURANCE INC.

TRUST: Established pursuant to the Pooling and Servicing Agreement dated as of June 1, 1999 among Financial Asset Securities Corp., as Depositor, New Century Mortgage Corporation, as Servicer, NC Capital Corporation, as Seller, Firstar Bank Milwaukee National Association, as Trustee and U.S. Bank National Association, as Trust Administrator

CERTIFICATES:     $325,000,000  New Century  Home  Equity  Loan Trust,  Series
                  1999-NCA,  Asset  Backed  Pass-Through  Certificates,  Class
                  A-.1, A-2, A-3, A-4, A-5, A-6, A-7 and A-810

POLICY NO.:       50823-N

DATE OF ISSUANCE: June 24, 1999

     1.  Definitions.  For all  purposes of this Policy,  the terms  specified
         -----------
below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

     "Business Day" means any day other than (1) a Saturday or Sunday, or (ii)
      ------------
a day on which banking institutions in the State of California, the State of New York or in the cities in which the Corporate Trust Office of the Trustee and the Trust Administrator are located, are authorized or obligated by law or executive order to be closed.

     "Final  Distribution Date" means the Distribution Date coinciding with or
      ------------------------
following a purchase by the Servicer in accordance with the terms of Section 10.01(b) of the Pooling and Servicing Agreement.

     "Guaranteed  Distributions" means, with respect to any Distribution Date,
      -------------------------
the distribution to be made to the Certificates on such Distribution Date, in an aggregate amount equal to the sum of (i) the Interest Distribution Amount and (ii) the amount by which the aggregate of the Class Certificate Principal Balances exceeds the Aggregate Loan Balances of the Mortgage Loans, in each case in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing, Agreement which has not been consented to by Financial Security. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of any taxes, withholding or other charge imposed by any governmental authority.

     "Maturity Date" means the Distribution  Date coinciding with or following
      -------------
the final payment or other liquidation of the last Mortgage Loan or REO Property as described in Section 10.01(a) of the Pooling and Servicing Agreement, subject to the proviso set forth therein.

Policy No.:  50823-N                           Date of Issuance: June 24, 1999

     "Policy" means this Financial Guaranty Insurance Policy and includes each
      ------
endorsement thereto.

     "Pooling  and  Servicing  Agreement"  means  the  Pooling  and  Servicing
      ----------------------------------
Agreement dated as of June 1, 1999 among Financial Asset Securities Corp., New Century Mortgage Corporation, NC Capital Corporation, Firstar Bank Milwaukee, N.A. and U.S. Bank National Association with respect to the New Century Home Equity Loan Trust, Series 1999-NCA, as amended from time to time with the consent of Financial Security.

     "Receipt" and "Received" mean actual  delivery to Financial  Security and
      -------       --------
to the Fiscal Agent (as defined below), if any, at or prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given hereunder by the Trust Administrator is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trust Administrator and the Trust Administrator may submit an amended notice.

     "Term of This  Policy"  means the period from and  including  the Date of
      --------------------
Issuance to and including the date on which (i) the Certificate Principal Balance of all of the Certificates is zero, (ii) any period during which any payment on the Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (ill) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and
(ii), a final and nonappealable order in resolution of each such proceeding has been entered.

     "Trustee" means Firstar Bank Milwaukee,  N.A., in its capacity as Trustee
      -------
under the Pooling and Servicing Agreement and any successor in such capacity.

     "Trust  Administrator"  means  U.S.  Bank  National  Association,  in its
      --------------------
capacity as Trust Administrator under the Pooling and Servicing Agreement and any successor in such capacity.

     2.  Notices  and   Conditions   to  PAyment  in  Respect  of   Guaranteed
         ---------------------------------------------------------------------
Distributions.  Following  Receipt  by  Financial  Security  of a  notice  and
-------------
certificate from the Trust Administrator in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trust Administrator.

     Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions whether or not any notice and certificate shall have been Received by Financial Security as provided above, provided, however, that by acceptance of this Policy the Trustee, and the Trust Administrator on behalf of the Trustee, agree to provide upon request to Financial Security a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay principal hereunder on an accelerated basis if Financial Security shall so elect in its sole discretion, at any time or from time to time, in whole or in part, at an earlier Distribution Date than provided in the definition of "Guaranteed Distributions," if such principal would have been payable under the Pooling and Servicing Agreement were funds sufficient to make such payment available to the Trustee for such purpose. Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trust Administrator.

Policy No.:  50823-N                           Date of Issuance: June 24, 1999

     3.  Notices  and   Conditions   to  Payment  in  Respect  of   Guaranteed
         ---------------------------------------------------------------------
Distributions Avoided as Preference Payments.  If any Guaranteed  Distribution
--------------------------------------------
is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal or interest distributed with respect to the Certificates during the Term of this Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trust Administrator of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trust Administrator that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee, the Trust Administrator or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trust Administrator for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to
Section 9.04(d) of the Pooling and Servicing Agreement.

     4.  Governing  Law.  This Policy  shall be governed by and  construed  in
         --------------
accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     5. Fiscal  Agent.  At any time during the Term of this Policy,  Financial
        -------------
Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trust Administrator at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trust Administrator, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

Policy No.:  50823-N                           Date of Issuance: June 24, 1999

     6. Waiver of Defenses. To the fullest extent permitted by applicable law,
        ------------------
Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

     7. Notices. All notices to be given hereunder shall be in writing (except
        -------
as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                     Financial Security Assurance Inc.
                     350 Park Avenue
                     New York, NY 10022
                     Attention: Senior Vice President - Surveillance
                     Re: New Century Home Equity Loan Trust, Series 1999-NCA Telecopy No.: (212) 339-3518
                     Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing, mailed or delivered to the Trust Administrator.

     8.  Priorities.  In the event any term or  provision  on the face of this
         ----------
Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

     9. Exclusions From Insurance  Guaranty Funds.  This Policy is not covered
        -----------------------------------------
by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part 11 of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article
14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10.  Surrender  of Policy.  The Trustee  shall  surrender  this Policy to
          --------------------
Financial Security for cancellation upon expiration of the Term of this Policy.

Policy No.:  50823-N                           Date of Issuance: June 24, 1999

     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                    FINANCIAL SECURITY ASSURANCE INC.



                                    By
                                      -------------------------------
                                            AUTHORIZED OFFICER

Policy No.:  50823-N                           Date of Issuance: June 24, 1999

                                                                     Exhibit A
                                                              To Endorsement I


                        NOTICE OF CLAIM AND CERTIFICATE
                        -------------------------------

Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

     The  undersigned,  a  duly  authorized  officer  of  U.S.  Bank  National
Association (the "Trust Administrator"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50823-N dated June 24, 1999 (the "Policy") issued by Financial Security in respect of the New Century Home Equity Loan Trust, Series 1999-NCA, Asset Backed Pass-Through Certificates, Class A- 1, A-2, A-3, A-4, A-5, A-6, A-7 and A-810 (collectively, the "Certificates"), that:

          (i) The Trust Administrator is the Trust Administrator under the Pooling and Servicing Agreement for the Holders.

          (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Distribution Account and available for distribution to the Holders of the Guaranteed Distributions pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the Guaranteed Distributions with respect to the Distribution Date occurring on _________________.

          (iii) The Trust Administrator is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

          (iv) The Trust Administrator agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose;
     (c) not commingle such funds with other funds held by the Trust Administrator and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered for such payment, shall stamp on each such Certificate the legend "$[INSERT APPLICABLE AMOUNT] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

          (v) The Trust Administrator, on behalf of the Trustee and the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trust Administrator shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

Policy No.:  50823-N                           Date of Issuance: June 24, 1999

          (vi) The Trust Administrator, on its behalf and on behalf of the Trustee and the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trust Administrator, the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trust Administrator hereby agrees, for itself and on behalf of the Trustee, that, so long as a Certificate Insurer Default (as defined in the Pooling and Servicing Agreement) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Seller, the Servicer or the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding. In addition, the Trust Administrator, for itself and on behalf of the Trustee, hereby agrees that Financial Security shall be subrogated, to, and the Trustee on its behalf and on behalf of the Trustee and each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee, Trust Administrator and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

          (vii) Payment should be made by wire transfer directed to Policy Payments Account.

     Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

Policy No.:  50823-N                           Date of Issuance: June 24, 1999

     IN WITNESS WHEREOF, the Trust Administrator has executed and delivered this Notice of Claim and Certificate as of the ______ day of _____________,
_____.

                                  U.S. Bank National Association


                                  By:
                                     ----------------------------------
                                  Title:
                                        -------------------------------




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For Financial Security or Fiscal Agent Use Only

Wire transfer sent on                by
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Confirmation Number
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